UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23402
Name of Fund:
BlackRock ETF Trust
iShares International Dividend Active ETF

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust, 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
4/30/2025
Date of reporting period:
4/30/2025
Item 1 — Report to Stockholders
(a) The Report to Shareholders is attached herewith

iShares International Dividend Active ETF
BIDD | NYSE Arca
Annual Shareholder Report — April 30, 2025

This annual shareholder report contains important information about iShares International Dividend Active ETF (the “Fund”) (formerly known as BlackRock International Dividend ETF) for the period of June 1, 2024 to April 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 474‑2737.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the period ?
(based on a hypothetical $10,000 investment)
Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
iShares International Dividend Active ETF	$59	0.65%(a)
(a)	Annualized.
How did the Fund perform during the period ?
  For the period beginning May 1, 2024 and ended April 30, 2025, the Fund returned 5.46%.
  For the same period, the MSCI ACWI ex USA Index returned 11.93%.
What contributed to performance?
Contributions were led by energy exposure as sentiment around the sector was boosted by expectations for a more favorable regulatory environment given the U.S. presidential election outcome. Positioning in materials and an underweight to real estate also contributed. At the individual stock level, Sony led contributions, driven by strong results in its core Games, Music and Studio businesses. Sony is a high-quality company with pricing power and is relatively insulated from tariffs as a provider of services rather than goods. TSMC was another standout as the semiconductor manufacturer has been a key beneficiary of rising demand for artificial intelligence (“AI”) chips. Late in the period, the stock faced headwinds from tariff concerns and a more clouded outlook for AI-related spending. Global data and analytics provider RELX outperformed on solid revenue growth and margin expansion across its Scientific, Technical and Medical, Risk, and Legal divisions. In addition, its launch of the ScienceDirect AI research tool and broader investment in data and AI tools highlighted the company's long-term growth potential.
What detracted from performance?
Stock selection in consumer staples and health care weighed most heavily on performance. At the individual stock level, Danish pharmaceutical company Novo Nordisk was the largest detractor as the market was disappointed by lower-than-expected weight loss results from its CagriSema clinical trials. The company remains well positioned to benefit from growth in the obesity treatment market. LVMH also detracted as results for the global luxury brand were challenged by China’s deflationary environment and a recent slowdown in U.S. consumer demand. While LVMH remains a well-diversified conglomerate, its ability to maintain pricing power in a slowing sales environment for luxury goods will bear monitoring. Mining and minerals company Teck Resources underperformed as its new copper mine in Chile has faced operational setbacks along with production headwinds from that country’s nationwide blackout. More broadly, tariff and global growth concerns have weighed on copper company stocks.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: May 1, 2015 through April 30, 2025
Initial investment of $10,000
 See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Fund NAV	5.46%	9.29%	4.71%
MSCI ACWI ex USA Index	11.93	10.09	4.83
Key Fund statistics
Net Assets	$724,369,748
Number of Portfolio Holdings	40
Net Investment Advisory Fees	$3,802,458
Portfolio Turnover Rate	59%
The Fund's total return is 0.54% for the period from June 1, 2024 to April 30, 2025.
As of the close of trading on the New York Stock Exchange on November 15, 2024, BlackRock International Dividend Fund, a series of BlackRock FundsSM, (the “Predecessor Fund”) reorganized into the Fund, which was newly organized, pursuant to an Agreement and Plan of Reorganization. The Institutional Share Class of the Predecessor Fund is the accounting and performance survivor.
Performance shown prior to June 12, 2017 are the returns of the Predecessor Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.
Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit iShares.com for more recent performance information.
What did the Fund invest in?
(as of April 30, 2025)
Geographic allocation
Country/Geographic Region	Percent of Net Assets
United Kingdom	16.7%
Germany	11.2%
France	10.1%
Japan	8.3%
United States	7.0%
Switzerland	6.8%
Canada	6.7%
Taiwan	6.1%
Netherlands	5.4%
Sweden	4.3%
Other#	17.1%
Other Assets Less Liabilities	0.3%
Ten largest holdings
Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	4.7%
Shell PLC	3.9%
Air Liquide SA	3.8%
HDFC Bank Ltd.	3.6%
AstraZeneca PLC	3.4%
RELX PLC	3.3%
FinecoBank Banca Fineco SpA	3.3%
Koninklijke KPN NV	3.2%
SAP SE	3.2%
Sony Group Corp.	3.2%
(a)	Excludes short-term securities.
#	Ten largest countries/geographic regions are presented. Additional countries/geographic regions are found in Other.
Material Fund changes
This is a summary of changes to the Fund since June 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after April 30, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 474-2737.
On November 15, 2024, BlackRock International Dividend Fund was reorganized into BlackRock International Dividend ETF, which has a fiscal year end of April 30.
On July 30, 2024, the Fund’s Board approved a change in the name of the Fund from BlackRock International Dividend ETF to iShares International Dividend Active ETF. This change became effective on February 19, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 474-2737.
The Fund is not sponsored, endorsed, issued, sold, or promoted by MSCI Inc. and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
iShares International Dividend Active ETF
Annual Shareholder Report — April 30, 2025
BIDD-04/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) for the previous fiscal year and Pricewaterhouse Coopers LLP (“PwC”) for the current fiscal year for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares International Dividend Active ETF	$14,746	$25,806	$0	$0	$10,185	$16,300	$0	$407

The following table presents fees billed by D&T for the previous fiscal year and PwC for the current fiscal year that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees	$0[3]	$2,149,000[4]

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

4 Non-audit fees of $2,149,000 for the previous fiscal year were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

2

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares International Dividend Active ETF	$10,185	$16,707

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

3

April 30, 2025
2025 Annual Financial Statements and Additional Information

BlackRock ETF Trust
• iShares International Dividend Active ETF | BIDD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Schedule of Investments
April 30, 2025
iShares International Dividend Active ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 6.7%
Teck Resources Ltd., Class B	462,116	$ 15,704,436
Toronto-Dominion Bank	244,071	15,595,687
Waste Connections, Inc.	87,382	17,257,723
		48,557,846
China — 1.8%
Tencent Holdings Ltd., ADR	212,324	12,964,503
Denmark — 2.9%
Novo Nordisk A/S, Class B	318,253	21,278,877
France — 10.1%
Air Liquide SA	133,636	27,459,282
Cie de Saint-Gobain SA	101,711	11,057,815
LVMH Moet Hennessy Louis Vuitton SE	22,955	12,715,448
Sanofi SA	201,871	22,083,038
		73,315,583
Germany — 11.2%
adidas AG	66,991	15,414,062
Beiersdorf AG	161,257	22,720,785
Deutsche Telekom AG, Registered Shares	564,195	20,264,493
SAP SE	78,823	23,062,720
		81,462,060
India — 3.7%
AceVector Ltd., Series I, (Acquired 05/07/14, Cost: $7,423,816)(a)(b)(c)	1,595,200	524,346
HDFC Bank Ltd., ADR	359,972	26,166,365
		26,690,711
Italy — 3.3%
FinecoBank Banca Fineco SpA	1,179,516	23,603,206
Japan — 8.3%
Keyence Corp.	44,400	18,563,263
SMC Corp.	58,200	18,835,900
Sony Group Corp.	872,100	23,008,426
		60,407,589
Netherlands — 5.4%
ASML Holding NV	24,099	16,132,880
Koninklijke KPN NV	5,000,961	23,263,738
		39,396,618
Singapore — 2.4%
United Overseas Bank Ltd.	653,354	17,352,322
Spain — 3.0%
Banco Bilbao Vizcaya Argentaria SA	1,572,545	21,581,669
Sweden — 4.3%
Assa Abloy AB, Class B	473,008	14,357,673
Atlas Copco AB, Class A	1,078,859	16,699,331
		31,057,004
Security	Shares	Value
Switzerland — 6.8%
Nestle SA, Class N, Registered Shares	197,026	$ 20,970,932
UBS Group AG, Registered Shares	433,867	13,170,191
Zurich Insurance Group AG	21,186	15,026,606
		49,167,729
Taiwan — 6.1%
MediaTek, Inc.	243,000	10,325,816
Taiwan Semiconductor Manufacturing Co. Ltd.	1,196,000	33,888,123
		44,213,939
United Kingdom — 16.7%
AstraZeneca PLC	173,600	24,871,117
British American Tobacco PLC	251,076	10,936,455
Haleon PLC	4,154,753	20,906,178
RELX PLC	438,193	23,854,904
Shell PLC	876,780	28,522,094
Taylor Wimpey PLC	7,614,031	11,963,984
		121,054,732
United States — 5.9%
General Electric Co.	71,403	14,390,560
Mastercard, Inc., Class A	26,549	14,550,445
Otis Worldwide Corp.	140,896	13,564,058
		42,505,063
Total Long-Term Investments — 98.6% (Cost: $632,632,998)		714,609,451
Short-Term Securities
Money Market Funds — 1.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.30%(d)(e)	7,840,000	7,840,000
Total Short-Term Securities — 1.1% (Cost: $7,840,000)		7,840,000
Total Investments — 99.7% (Cost: $640,472,998)		722,449,451
Other Assets Less Liabilities — 0.3%		1,920,297
Net Assets — 100.0%		$ 724,369,748

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $524,346, representing 0.1% of its net assets as of period end, and an original cost of $7,423,816.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
April 30, 2025
iShares International Dividend Active ETF

Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 05/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/25	Shares Held at 04/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$ —	$ 7,840,000 (a)	$ —	$ —	$ —	$ 7,840,000	7,840,000	$ 130,498	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares(b)	536,652	—	(536,652)(a)	—	—	—	—	258,082	—
				$ —	$ —	$ 7,840,000		$ 388,580	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 48,557,846	$ —	$ —	$ 48,557,846
China	12,964,503	—	—	12,964,503
Denmark	—	21,278,877	—	21,278,877
France	—	73,315,583	—	73,315,583
Germany	—	81,462,060	—	81,462,060
India	26,166,365	—	524,346	26,690,711
Italy	—	23,603,206	—	23,603,206
Japan	—	60,407,589	—	60,407,589
Netherlands	—	39,396,618	—	39,396,618
Singapore	—	17,352,322	—	17,352,322
Spain	—	21,581,669	—	21,581,669
Sweden	—	31,057,004	—	31,057,004
Switzerland	—	49,167,729	—	49,167,729
Taiwan	—	44,213,939	—	44,213,939
United Kingdom	—	121,054,732	—	121,054,732
United States	42,505,063	—	—	42,505,063
Short-Term Securities
Money Market Funds	7,840,000	—	—	7,840,000
	$ 138,033,777	$ 583,891,328	$ 524,346	$ 722,449,451
See notes to financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Statement of Assets and Liabilities
April 30, 2025

iShares International Dividend Active ETF
ASSETS
Investments, at value — unaffiliated(a)	$ 714,609,451
Investments, at value — affiliated(b)	7,840,000
Cash	6,905
Foreign currency, at value(c)	386,796
Receivables:
Dividends — unaffiliated	2,842,669
Dividends — affiliated	39,048
Tax reclaims	7,720
Total assets	725,732,589
LIABILITIES
Payables:
Investment advisory fees	339,689
IRS compliance fee for foreign withholding tax claims	979,823
Professional fees	6,165
Reorganization costs	37,164
Total liabilities	1,362,841
Commitments and contingent liabilities
NET ASSETS	$ 724,369,748
NET ASSETS CONSIST OF
Paid-in capital	$ 648,553,389
Accumulated earnings	75,816,359
NET ASSETS	$ 724,369,748
NET ASSET VALUE
Shares outstanding	27,754,563
Net asset value	$ 26.10
Shares authorized	Unlimited
Par value	None
(a) Investments, at cost—unaffiliated	$632,632,998
(b) Investments, at cost—affiliated	$7,840,000
(c) Foreign currency, at cost	$380,462
See notes to financial statements.
Statement of Assets and Liabilities

Statements of Operations

	iShares International Dividend Active ETF
	Period from 06/01/24	Year Ended
	to 04/30/25(a)	05/31/24
INVESTMENT INCOME
Dividends — unaffiliated	$15,626,688	$18,985,892
Dividends — affiliated	388,580	563,658
Interest — unaffiliated	2,144	—
Other income — unaffiliated	16,622	94,994
Foreign taxes withheld	(1,385,922)	(1,799,112)
Foreign withholding tax claims	212,472	572,945
IRS compliance fee for foreign withholding tax claims	(49,227)	(56,141)
Total investment income	14,811,357	18,362,236
EXPENSES
Investment advisory	4,282,803	4,303,616
Transfer agent — class specific	485,739	829,043
Administration	158,666	299,408
Reorganization	154,469	—
Registration	130,208	129,807
Administration — class specific	76,375	143,411
Custodian	63,731	144,001
Professional	59,524	173,889
Accounting services	37,637	75,611
Service and distribution — class specific	30,445	360,458
Printing and postage	24,534	38,362
Interest expense — unaffiliated	18,379	27,306
Trustees and Officer	5,614	12,308
Miscellaneous	15,376	69,143
Total expenses	5,543,500	6,606,363
Less:
Administration fees waived by the Investment Adviser — class specific	(66,216)	(143,411)
Fees waived and/or reimbursed by the Manager	(2,686)	—
Fees waived and/or reimbursed by the Investment Adviser	(477,659)	(834,082)
Transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific	(264,011)	(507,790)
Total expenses after fees waived and/or reimbursed	4,732,928	5,121,080
Net investment income	10,078,429	13,241,156
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	13,842,414	(11,094,611)
Foreign currency transactions	9,347	185,377
In-kind redemptions — unaffiliated	13,928,077	—
	27,779,838	(10,909,234)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(36,726,043)	90,937,343
Foreign currency translations	71,730	(2,932)
	(36,654,313)	90,934,411
Net realized and unrealized gain (loss)	(8,874,475)	80,025,177
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,203,954	$93,266,333
(a) During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to Financial
Statements for information on the Fund’s reorganization.

(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(90,948)	$(26,396)
See notes to financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Statements of Changes in Net Assets

	iShares International Dividend Active ETF
	Period from 06/01/24 to 04/30/25(a)	Year Ended 05/31/24	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$10,078,429	$13,241,156	$8,395,328
Net realized gain (loss)	27,779,838	(10,909,234)	(290,320)
Net change in unrealized appreciation (depreciation)	(36,654,313)	90,934,411	8,859,050
Net increase in net assets resulting from operations	1,203,954	93,266,333	16,964,058
DISTRIBUTIONS TO SHAREHOLDERS(b)
Fund	(1,179,591)	—	—
Predecessor Fund
Institutional	(14,144,433)	(9,705,515)	(4,254,124)
Investor A	(3,138,833)	(2,302,905)	(3,455,327)
Investor C	(105,431)	(63,643)	(111,861)
Class K	(1,896,336)	(1,364,928)	(679,380)
Decrease in net assets resulting from distributions to shareholders	(20,464,624)	(13,436,991)	(8,500,692)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	7,742,712	36,925,249	357,362,077
NET ASSETS
Total increase (decrease) in net assets	(11,517,958)	116,754,591	365,825,443
Beginning of period	735,887,706	619,133,115	253,307,672
End of period	$724,369,748	$735,887,706	$619,133,115

(a)
During the period the Fund converted from a mutual fund to an exchange traded fund pursuant to an Agreement and Plan of Reorganization. See Note 1 of the Notes to Financial Statements for
information on the Fund’s reorganization.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Statements of Changes in Net Assets

Financial Highlights
(For a share outstanding throughout each period)

	iShares International Dividend Active ETF(a)
	Period Ended 06/01/24 to 04/30/25	Year Ended 05/31/24	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

Net asset value, beginning of period	$26.62	$23.73	$23.39	$26.28	$20.41	$20.73	$21.08
Net investment income(b)	0.36	0.46	0.62	0.46	0.61	0.30	0.51
Net realized and unrealized gain (loss)	(0.21)	2.89	0.41	(1.77)	5.64	(0.29)	0.23
Net increase (decrease) from investment operations	0.15	3.35	1.03	(1.31)	6.25	0.01	0.74
Distributions(c)
From net investment income	(0.38)	(0.46)	(0.31)	(0.57)	(0.38)	(0.28)	(0.48)
From net realized gain	(0.29)	—	(0.38)	(1.01)	—	(0.05)	(0.61)
Total distributions	(0.67)	(0.46)	(0.69)	(1.58)	(0.38)	(0.33)	(1.09)
Net asset value, end of period	$26.10	$26.62	$23.73	$23.39	$26.28	$20.41	$20.73
Total Return(d)
Based on net asset value	0.54%(e)	14.35%	4.81%	(5.23)%	30.98%	0.08%(e)	3.86%
Ratios to Average Net Assets(f)
Total expenses	0.75%(g)(h)(i)	0.87%	1.07%	1.18%	1.13%	1.17%(h)(j)	1.15%
Total expenses after fees waived and/or reimbursed	0.65%(g)(h)(i)	0.67%	0.84%	0.87%	0.84%	0.84%(h)(j)	0.84%
Net investment income	1.50%(h)	1.88%	2.71%	1.85%	2.63%	2.23%(h)	2.52%
Supplemental Data
Net assets, end of period (000)	$724,370	$519,289	$432,855	$118,637	$101,899	$74,681	$83,814
Portfolio turnover rate(k)	59%	71%	34%	50%	83%	29%	22%

(a)
As of the close of trading on the New York Stock Exchange on November 15, 2024, BlackRock International Dividend Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, Institutional Shares of BlackRock International Dividend Fund, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 1.3833. See Note 1 of the
Notes to Financial Statements for information on the Fund’s reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.75% and 0.65%, respectively.

(h)	Annualized.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.74% and 0.63%, respectively.
(j)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

(k)	Portfolio turnover rate excludes in-kind transactions, if any.
See notes to financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements

1.
ORGANIZATION
BlackRock ETF Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.
These financial statements relate only to the following fund (the “Fund”):
Fund Name	Diversification Classification
iShares International Dividend Active ETF	Diversified
On July 30, 2024, the Board of Trustees of the Trust (the “Board”) approved a proposal to change the name of the Fund from BlackRock International Dividend ETF to iShares International Dividend Active ETF. This change became effective on February 19, 2025.
The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.
Reorganization: The Board of Trustees of BlackRock FundsSM (the “Predecessor Board”), on behalf of BlackRock International Dividend Fund (the “Predecessor Fund”), approved an Agreement and Plan of Reorganization (the “Reorganization”), pursuant to which the Predecessor Fund reorganized into the Fund. The Reorganization was completed as of the close of trading on the New York Stock Exchange on November 15, 2024 and was not subject to approval by shareholders of the Predecessor Fund. The Fund has the same investment objective, strategies and policies and portfolio management team as the Predecessor Fund.
The Fund was a newly-formed “shell” fund that had not commenced operations prior to the Reorganization and therefore did not have performance history prior to the Reorganization. The Fund had been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Predecessor Fund and continue the business of the Predecessor Fund. In connection with the Reorganization, shareholders of the Predecessor Fund received ETF shares of the Fund equal in value to the number of shares of the Predecessor Fund they owned, including a cash payment in lieu of fractional shares of the Fund, which cash payment may be taxable. After the Reorganization, Institutional Share class of the Predecessor Fund was the accounting and performance survivor, meaning that the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.
The Reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratio:
Predecessor Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Shares of the Acquiring Fund
Institutional	16,946,665	1.38330000	23,442,320
Investor A	2,999,116	1.27104800	3,812,020
Investor C	122,995	1.07851600	132,652
Class K	2,058,166	1.38354800	2,847,571
The Predecessor Fund’s net assets and composition of net assets as of the close of trading on the New York Stock Exchange on November 15, 2024, the valuation date of the Reorganization, were as follows:
Net assets	$755,897,280
Paid-in-capital	698,747,368
Accumulated earnings	57,149,912
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Prior to the Reorganization, the Fund had not yet commenced operations and had no assets or liabilities. The Predecessor Fund’s fair value and cost of financial instruments prior to the Reorganization were as follows:
Predecessor Fund	Fair Value of Investments	Cost of Investments
BlackRock International Dividend Fund	$ 751,175,290	$ 691,147,013
Prior to the Reorganization, the Predecessor Fund’s fiscal year end was May 31 and its independent registered public accounting firm was Deloitte & Touche LLP. The fiscal year end for the Fund is April 30 and and its independent registered public accounting firm is PricewaterhouseCoopers LLP.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Notes to Financial Statements

Notes to Financial Statements  (continued)

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Prior to November 16, 2024, income, expenses and realized and unrealized gains and losses were allocated daily to each class of the Predecessor Fund based on its relative net assets.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2025, if any, are disclosed in the Statement of Assets and Liabilities.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.
The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.
Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Effective November 16, 2024, dividends and distributions are paid in U.S. dollars, if any, and cannot be automatically reinvested in additional shares of the Fund.
Reorganization Costs: Reorganization costs incurred in connection with the reorganization were expensed by the Predecessor Fund.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other: Prior to November 16, 2024, expenses directly related to the Predecessor Fund or its classes were charged to the Predecessor Fund or the applicable class. Expenses directly related to the Predecessor Fund and other shared expenses prorated to the Predecessor Fund were allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Investment Adviser”), were prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting:  The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.
The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of BFA as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
Notes to Financial Statements

Notes to Financial Statements  (continued)

•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the  entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.60%
$1 billion - $3 billion	0.56
$3 billion - $5 billion	0.54
$5 billion - $10 billion	0.52
Greater than $10 billion	0.51
For the period November 16, 2024 through April 30, 2025, the Fund paid BFA a total of $1,989,118, which is included in investment advisory fees in the Statements of Operations.
Prior to November 16, 2024, BlackRock FundsSM (the "Predecessor Trust"), on behalf of the Predecessor Fund, had entered into an Investment Advisory Agreement with BAL, the Predecessor Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), provided investment advisory services. BAL was responsible for the management of the Predecessor Fund’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of the Predecessor Fund. For such services, the Predecessor Fund paid BAL a monthly fee at an annual rate equal to the following percentages of the average daily value of the Predecessor Fund’s net assets:
Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.600%
$1 billion - $3 billion	0.560
$3 billion - $5 billion	0.540
$5 billion - $10 billion	0.520
Greater than $10 billion	0.510
The following table shows the fees that the Predecessor Fund paid to BAL, which is included in investment advisory fees in the Statements of Operations:
Investment Advisory Fees
Predecessor Fund	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund	$ 2,293,685	$ 4,303,616
Distributor: BlackRock Investments, LLC ("BRIL"), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.
ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.
Service and Distribution Fees: Prior to November 16, 2024, the Predecessor Trust, on behalf of the Predecessor Fund, had entered into a Distribution Agreement and a Distribution and Service Plan with BRIL, an affiliate of BAL. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Predecessor Fund paid BRIL service and distribution fees. The fees were accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Predecessor Fund as follows:
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provided shareholder servicing and distribution services to the Predecessor Fund. The service and/or distribution fee compensated BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.
The following table shows the class specific service and distribution fees borne directly by each share class of the Predecessor Fund:
Service and distribution — class specific
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Investor A	$ 27,104	$ 316,943
Investor C	3,341	43,515
	$ 30,445	$ 360,458
Administration: Prior to November 16, 2024, the Predecessor Trust, on behalf of the Predecessor Fund, had entered into an Administration Agreement with BAL, to provide administrative services. For these services, BAL received an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Predecessor Fund. The administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates as follows:
Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300
In addition, prior to November 16, 2024, BAL charged each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.
The following table shows the class specific administration fees borne directly by each share class of the Predecessor Fund:
	Administration fees — class specific
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Institutional	$ 56,562	$ 102,486
Investor A	12,032	25,315
Investor C	373	872
Class K	7,408	14,738
	$ 76,375	$ 143,411
Transfer Agent: Prior to November 16, 2024, pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provided the Predecessor Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities received an asset-based fee or an annual fee per shareholder account, which varied depending on share class and/or net assets. For the period June 1, 2024 through November 15, 2024 and for the year ended May 31, 2024, the Predecessor Fund did not pay any amounts to affiliates in return for these services.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Prior to November 16, 2024, BAL maintained a call center that was responsible for providing certain shareholder services to the Predecessor Fund. Shareholder services included responding to inquiries and processing purchases and sales based upon instructions from shareholders. The Predecessor Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:
	Amounts Reimbursed
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Institutional	$ 1,595	$ 2,942
Investor A	699	17,724
Investor C	106	1,526
Class K	118	236
	$ 2,518	$ 22,428
The following table shows the class specific transfer agent fees borne directly by each share class of the Predecessor Fund:
	Transfer agent fees — class specific
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Institutional	$ 389,915	$ 601,569
Investor A	87,734	211,592
Investor C	4,164	10,289
Class K	3,926	5,593
	$ 485,739	$ 829,043
Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Predecessor Fund’s Investor A Shares are as follows:
Amounts Earned
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Investor A	$ 483	$ 2,792
Affiliates received contingent deferred sales charges as follows:
	CDSC
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Investor A	$ 32	$ 579
Investor C	33	1,274
Expense Limitations, Waivers and Reimbursements: BFA has contractually agreed to waive a portion of its investment advisory fees to the Fund in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2026. BFA has also contractually agreed to waive a portion of its investment advisory fees to the Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in money market funds advised by BFA or its affiliates through June 30, 2026. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period November 16, 2024 through April 30, 2025, the amounts waived in investment advisory fees pursuant to these arrangements was $2,686.
Prior to November 16, 2024, with respect to the Predecessor Fund, BAL contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Predecessor Fund paid to BAL indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement could have been terminated upon 90 days’ notice by a majority of the trustees who were not “interested persons” of the Predecessor Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Predecessor Fund. The amount of waivers and/or reimbursements

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

of fees and expenses made pursuant to the expense limitation described below was reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Investment Adviser in the Statements of Operations. The amounts waived were as follows:
Amounts Waived
Predecessor Fund	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund	$ 3,793	$ 8,243
Prior to November 16, 2024, with respect to the Predecessor Fund, BAL had contractually agreed to waive its investment advisory fee with respect to any portion of the Predecessor Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that had a contractual management fee through June 30, 2026. The contractual agreement could have been terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Predecessor Fund. This amount is included in fees waived and/or reimbursed by the Investment Adviser in the Statements of Operations. For the period November 16, 2024 through April 30, 2025, there were no fees waived by the Investment Adviser pursuant to this arrangement.
With respect to the Predecessor Fund, BAL had contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Predecessor Fund’s business (“expense limitation”). For the period June 1, 2024 through November 15, 2024, expense limitations as a percentage of average daily net assets were as follows:
Share Class	Expense Limitation
Institutional	0.65%
Investor A	0.90
Investor C	1.65
Class K	0.60
BAL had agreed not to reduce or discontinue the contractual expense limitations through June 30, 2026, unless approved by the Predecessor Fund’s Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Predecessor Fund. The following table shows the amounts waived and/or reimbursed by BAL, which are included in fees waived and/or reimbursed by the Investment Adviser in the Statements of Operations:
Amounts Waived
Predecessor Fund	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund	$ 473,866	$ 825,839
In addition, these amounts waived and/or reimbursed by the Investment Adviser are included in administration fees waived by the Investment Adviser — class specific and transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific, respectively, in the Statements of Operations. The amounts waived and/or reimbursed were as follows:
	Administration fees waived by the Investment Adviser — class specific
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Institutional	$ 56,562	$ 102,486
Investor A	2,179	25,315
Investor C	68	872
Class K	7,407	14,738
	$ 66,216	$ 143,411
Notes to Financial Statements

Notes to Financial Statements  (continued)

	Transfer agent fees waived and/or reimbursed by the Investment Adviser — class specific
Predecessor Fund/Share Class	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24
BlackRock International Dividend Fund
Institutional	$ 248,295	$ 345,246
Investor A	11,208	148,915
Investor C	582	8,036
Class K	3,926	5,593
	$ 264,011	$ 507,790
Sub-Adviser: BFA has entered into a separate sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser” or “BIL”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.
Prior to November 16, 2024, BAL entered into a separate sub-advisory agreements with BIL, an affiliate of BAL. BAL paid BIL, for services it provided for that portion of the Predecessor Fund for which BIL acted as sub-adviser, a monthly fee that was equal to a percentage of the investment advisory fees paid by the Predecessor Fund to BAL.
Other Transactions: The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.
Trustees and Officers: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.
5.
 PURCHASES AND SALES
For the period ended April 30, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Fund Name	Purchases	Sales
iShares International Dividend Active ETF	$ 504,068,870	$ 458,514,907
For the period ended April 30, 2025, in-kind transactions were as follows:
Fund Name	Purchases	Sales
iShares International Dividend Active ETF	$ 18,219,627	$ 72,235,843
6.
INCOME TAX INFORMATION
The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
iShares International Dividend Active ETF	$ 13,928,076	$ (13,928,076)
The tax character of distributions paid was as follows:
Fund Name	Period from 11/16/24 to 04/30/25
iShares International Dividend Active ETF
Ordinary income	$ 1,179,591

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

Predecessor Fund	Period from 06/01/24 to 11/15/24	Year Ended 05/31/24	Year Ended 05/31/23
BlackRock International Dividend Fund
Ordinary income	$ 9,775,133	$ 13,436,991	$ 4,123,182
Long-term capital gains	9,509,900	—	4,377,510
	$ 19,285,033	$ 13,436,991	$ 8,500,692
As of April 30, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Undistributed Ordinary Income	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Capital Losses(b)	Total
iShares International Dividend Active ETF	$ 5,080,061	$ 77,510,443	$ (6,774,145)	$ 75,816,359

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the characterization of corporate actions.
(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
During the period ended April 30, 2025, the Fund utilized the following amount of its capital loss carryforward:
Fund Name	Utilized
iShares International Dividend Active ETF	$ 14,312,825
As of April 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iShares International Dividend Active ETF	$ 645,023,387	$ 108,909,116	$ (31,483,052)	$ 77,426,064
7.
  LINE OF CREDIT
The Trust, on behalf of the Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2026 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. For the period June 1, 2024 through April 30, 2025, the Fund did not borrow under the credit agreement.
8.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Notes to Financial Statements

Notes to Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.
The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.
9.
 CAPITAL SHARE TRANSACTIONS
Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares were as follows:
	Period from 11/16/24 to 04/30/25
Fund Name	Shares	Amounts
iShares International Dividend Active ETF(a)
Shares sold	880,000	$ 21,511,366
Shares issued in reorganization	30,234,563	755,864,075
Shares redeemed	(3,360,000)	(85,601,762)
	27,754,563	$ 691,773,679

	Period from 06/01/24 to 11/15/24		Year Ended 05/31/24		Year Ended 05/31/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
BlackRock International Dividend Fund(a)
Institutional
Shares sold	6,442,616	$ 237,355,331	9,816,189	$ 328,663,471	11,844,319	$ 384,760,335
Shares issued in reinvestment of distributions	151,435	5,624,256	272,838	9,209,734	125,517	3,705,818
Shares redeemed	(3,745,784)	(136,960,760)	(9,178,188)	(307,341,218)	(2,448,728)	(77,994,091)
Shares converted in reorganization	(16,946,665)	(586,057,990)	—	—	—	—
	(14,098,398)	$ (480,039,163)	910,839	$ 30,531,987	9,521,108	$ 310,472,062

2025 BlackRock Annual Financial Statements and Additional Information

Notes to Financial Statements  (continued)

	Period from 06/01/24 to 11/15/24		Year Ended 05/31/24		Year Ended 05/31/23
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts
BlackRock International Dividend Fund(a) (continued)
Investor A
Shares sold and automatic conversion of shares	303,416	$ 10,385,466	701,634	$ 21,794,880	880,305	$ 25,436,596
Shares issued in reinvestment of distributions	40,866	1,395,129	72,025	2,243,948	124,210	3,304,279
Shares redeemed	(1,272,543)	(42,144,443)	(858,667)	(26,686,177)	(787,096)	(22,191,435)
Shares converted in reorganization	(2,999,116)	(95,300,555)	—	—	—	—
	(3,927,377)	$ (125,664,403)	(85,008)	$ (2,647,349)	217,419	$ 6,549,440
Investor C
Shares sold	13,744	$ 397,491	31,067	$ 825,606	63,048	$ 1,552,610
Shares issued in reinvestment of distributions	1,476	42,891	2,372	63,357	4,936	111,585
Shares redeemed and automatic conversion of shares	(37,179)	(1,057,298)	(63,264)	(1,695,558)	(51,428)	(1,239,376)
Shares converted in reorganization	(122,995)	(3,316,305)	—	—	—	—
	(144,954)	$ (3,933,221)	(29,825)	$ (806,595)	16,556	$ 424,819
Class K
Shares sold	231,184	$ 8,557,168	1,250,900	$ 42,132,615	1,571,774	$ 48,180,217
Shares issued in reinvestment of distributions	23,810	884,000	40,417	1,364,927	23,059	679,380
Shares redeemed	(348,651)	(12,646,123)	(977,770)	(33,650,336)	(284,694)	(8,943,841)
Shares converted in reorganization	(2,058,166)	(71,189,225)	—	—	—	—
	(2,151,823)	$ (74,394,180)	313,547	$ 9,847,206	1,310,139	$ 39,915,756
	7,432,011	$ 7,742,712	1,109,553	$ 36,925,249	11,065,222	$ 357,362,077

(a)	See Note 1 of the Notes to Financial Statements for information on the Fund’s reorganization.
The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.
To the extent applicable, to facilitate the timely settlement of orders for the Fund using a clearing facility outside of the continuous net settlement process, the Fund, at its sole discretion, may permit an Authorized Participant to post cash as collateral in anticipation of the delivery of all or a portion of the applicable Deposit Securities or Fund Securities, as further described in the applicable Authorized Participant Agreement. The collateral process is subject to a Control Agreement among the Authorized Participant, the Fund’s custodian, and the Fund. In the event that the Authorized Participant fails to deliver all or a portion of the applicable Deposit Securities or Fund Securities, the Fund may exercise control over such collateral pursuant to the terms of the Control Agreement in order to purchase the applicable Deposit Securities or Fund Securities.
From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.
10.
FOREIGN WITHHOLDINGS TAX CLAIMS
The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.
Certain of the outstanding foreign tax reclaims are not deemed by the Fund to meet the recognition criteria under U.S. GAAP as of  April 30, 2025 and have not been recorded in the applicable Fund’s net asset value. The recognition by the Fund of these amounts would have a positive impact on the applicable Fund’s performance. If a Fund receives a tax refund that has not been previously recorded, investors in the Fund at the time the claim is successful will benefit from any resulting increase in the Fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
During the period, the Fund filed a closing agreement with the IRS related to the recovery of foreign taxes received in fiscal year 2023, and the related tax compliance fee, including interest, was paid to the IRS.
Notes to Financial Statements

Notes to Financial Statements  (continued)

11.
SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2025 BlackRock Annual Financial Statements and Additional Information

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock ETF Trust and Shareholders of iShares International Dividend Active ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares International Dividend Active ETF (one of the funds constituting BlackRock ETF Trust, referred to hereafter as the "Fund") as of April 30, 2025, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 1, 2024 through April 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, and the results of its operations, changes in its net assets and the financial highlights for the period June 1, 2024 through April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of May 31, 2024 and for the years ended May 31, 2024 and 2023 and the financial highlights for each of the four years in the period ended May 31, 2024, the period from October 1, 2019 to May 31, 2020 and the year ended September 30, 2019  (not presented herein, other than the statements of operations, of changes in net assets and the financial highlights) were audited by other auditors whose report dated July 24, 2024 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, portfolio company and transfer agent. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 24, 2025
We have served as the auditor of one or more BlackRock investment companies since 2000.
Report of Independent Registered Public Accounting Firm

Important Tax Information (unaudited)
The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2025:
Fund Name	Qualified Dividend Income
iShares International Dividend Active ETF	$ 13,759,031
The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2025:
Fund Name	20% Rate Long-Term Capital Gain Dividends
iShares International Dividend Active ETF	$ 9,509,900
The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2025:
Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
iShares International Dividend Active ETF	$ 14,542,634	$ 1,124,646
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2025 qualified for the dividends-received deduction for corporate shareholders:
Fund Name	Dividends-Received Deduction
iShares International Dividend Active ETF	10.32%

2025 BlackRock Annual Financial Statements and Additional Information

Additional Information

Premium/Discount Information
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.
Electronic Delivery
Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.
To enroll in electronic delivery:
•  Go to icsdelivery.com.
•  If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.
Changes in and Disagreements with Accountants
Not applicable.
Proxy Results
Not applicable.
Remuneration Paid to Trustees, Officers, and Others
Because BFA has agreed in the Investment Advisory Agreements to cover all operating expenses of the Funds, subject to certain exclusions as provided for therein, BFA pays the compensation to each independent trustee for services to the Funds from BFA’s investment management fees.
Availability of Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets, when available, at iShares.com.
Fund and Service Providers
Investment Adviser
BlackRock Fund Advisors
San Francisco, CA 94105
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation
ADR	American Depositary Receipt

2025 BlackRock Annual Financial Statements and Additional Information

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Want to know more?
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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

4

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: June 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: June 24, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: June 24, 2025

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